UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 4, 2015

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard

Jersey City, New Jersey 07310

(Address of principal executive offices and zip code)

(201) 469-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

On May 4, 2015, Verisk Analytics, Inc. (the “Company”) announced that it intends to commence an offering of $675,000,000 of its Class A common stock (the “Common Stock”). The Company expects to grant the underwriters a 30-day option to purchase additional shares of Common Stock representing an aggregate amount of up to approximately $67,500,000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed in its Current Report on Form 8-K dated March 10, 2015, the Company and V Acquisition Limited, a wholly-owned subsidiary of the Company, entered into a Deed with the shareholders of Wood Mackenzie Limited (“Wood Mackenzie”) named therein, pursuant to which the Company has agreed to acquire H&F Nugent 1 Limited (“H&F Nugent 1”), the indirect parent company of Wood Mackenzie (the “Acquisition”).

Included in this filing as Exhibit 99.2, as described in Item 9.01 below, is the unaudited pro forma condensed consolidated financial information with respect to H&F Nugent 1, which is incorporated by reference herein. The unaudited pro forma condensed consolidated financial information gives effect to the Acquisition and the contemplated financing thereof, including the proposed offering of Common Stock described above.

The audited historical consolidated financial statements of H&F Nugent 1 have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and were audited in accordance with auditing standards generally accepted in the United States. The unaudited condensed consolidated interim financial statements of H&F Nugent 1 have been prepared in accordance with International Accounting Standard Board 34, Interim Financial Statements. The pro forma financial information reflects certain adjustments to such historical financial statements to align those financial statements with the Company’s U.S. GAAP accounting policies. These adjustments reflect the Company’s best estimates based upon the information currently available. The historical financial statements of H&F Nugent 1 have been translated from Pound Sterling to U.S. Dollars using historical exchange rates.

Included in this filing as Exhibit 99.3 and Exhibit 99.4 are descriptions of Wood Mackenzie and risk factors related to the Acquisition, respectively, which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the Acquisition and the contemplated financing thereof, is included in Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2015;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release Dated May 4, 2015

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

99.3	Description of Wood Mackenzie Limited

99.4	Risk Factors Related to the Acquisition of Wood Mackenzie Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date:	May 4, 2015	By:	/s/ Kenneth E. Thompson
			Name:	Kenneth E. Thompson
			Title:	Executive Vice President, General Counsel and Corporate Secretary